                                                                   Exhibit 23(c)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Carpenter Technology Corporation of our report dated March 3, 1997, relating to the financial statements of Dynamet Incorporated, which appears in the Current Report on Form 8-K/A of Carpenter Technology Corporation dated May 13, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
Pittsburgh, Pennsylvania
January 19, 1998

                                                                   Exhibit 23(c)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Carpenter Technology Corporation of our report dated February 17, 1997, relating to the financial statements of Talley Industries, Inc., which appears in the Current Report on Form 8-K/A of Carpenter Technology Corporation dated January 22, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
Phoenix, Arizona
January 21, 1998